WHEREHOUSE ENTERTAINMENT, INC.

                THIRD AMENDMENT AND LIMITED WAIVER
                        TO CREDIT AGREEMENT



          This THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of January 27, 1994 and entered into by and among WHEREHOUSE ENTERTAINMENT, INC., a Delaware corporation ("Borrower"), WEI HOLDINGS, INC., a Delaware corporation ("Holdings"), the lenders listed on the signature pages hereof ("Lenders") and BANKERS TRUST COMPANY, as agent for Lenders ("Agent"), and is made with reference to that certain Credit Agreement dated as of June 11, 1992, as amended by that certain First Amendment to Credit Agreement dated as of November 17, 1992 and that certain Second Amendment to Credit Agreement dated as of August 17, 1993 (as so amended, the "Credit Agree-ment") by and among Borrower, Holdings, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                             RECITALS

          WHEREAS, Borrower and Holdings have asked Lenders to, among other things, (i) amend certain financial covenants con-tained in the Credit Agreement and (ii) waive certain mandatory prepayments required in connection with the issuance of equity securities by Holdings; and

          WHEREAS, subject to the terms and conditions contained herein, Requisite Lenders are willing to amend the Credit Agree-ment and agree to such waiver as set forth below.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1:  Definitions

          A. The definition of Permitted Encumbrances contained in subsection 1.1 of the Credit Agreement is hereby amended by deleting the phrase "unperfected Liens on goods for sale on consignment or a similar basis" from clause (vii) of such defini-tion and substituting therefor the phrase "Liens on goods not owned by Borrower but held by Borrower for sale on consignment."

          B. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definition in alphabetical order:

          "Net Worth Adjustment Amount' means the aggregate amount of charges (measured on an after-tax basis) to Consolidated Net Worth made in the fourth Fiscal Quarter of Fiscal Year 1994 for anticipated costs related to a restructuring of Borrower which will be substantially as described on Schedule 1.1C annexed hereto; provided that (i) the aggregate amount of such charges to Consolidated Net Worth shall not exceed $40,000,000 (measured on a pre-tax basis) and (ii) the aggregate amount of such charges which reduce Consoli-dated Adjusted EBITDAV shall not exceed $8,500,000 (measured on a pre-tax basis):"

          1.2  Amendments to Section 6:  Negative Covenants

          A. Subsection 6.6A of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:


                                        Minimum Consolidated
          "Fiscal Quarter                 Adjusted EBITDAV
          ---------------               --------------------

          Fiscal Year 1994
          ----------------

          Fourth Fiscal Quarter               $24,000,000

          Fiscal Year 1995
          ----------------

          First Fiscal Quarter                 15,100,000
          Second Fiscal Quarter                16,300,000
          Third Fiscal Quarter                 19,600,000
          Fourth Fiscal Quarter                32,000,000

          Fiscal Year 1996
          ----------------

          First Fiscal Quarter                 32,700,000
          Second Fiscal Quarter                33,700,000
          Third Fiscal Quarter                 34,600,000
          Fourth Fiscal Quarter                36,900,000

          Fiscal Year 1997
          ----------------

          First Fiscal Quarter                 39,500,000
          Second Fiscal Quarter                40,000,000
          Third Fiscal Quarter                 40,100,000
          Fourth Fiscal Quarter                42,000,000

          Fiscal Year 1998
          ----------------

          First Fiscal Quarter                 42,500,000
          Second Fiscal Quarter                43,200,000
          Third Fiscal Quarter                 44,000,000
          Fourth Fiscal Quarter                46,500,000


          B. Subsection 6.6B of the Credit Agreement is hereby amended by (i) inserting the phrase "plus the Net Worth Adjust-ment Amount" immediately after the phrase "Consolidated Net Worth" and (ii) deleting the table set forth therein in its entirety and substituting the following therefor:

                                                Maximum
          "Fiscal Quarter                    Leverage Ratio
          ---------------                    --------------

          Fiscal Year 1994

          Fourth Fiscal Quarter              1.90 to 1.00

          Fiscal Year 1995
          ----------------

          First Fiscal Quarter               2.00 to 1.00
          Second Fiscal Quarter              2.10 to 1.00
          Third Fiscal Quarter               2.15 to 1.00
          Fourth Fiscal Quarter              1.95 to 1.00

          Fiscal Year 1996
          ----------------
          First Fiscal Quarter               2.10 to 1.00
          Second Fiscal Quarter              2.15 to 1.00
          Third Fiscal Quarter               2.25 to 1.00
          Fourth Fiscal Quarter              1.80 to 1.00

          Fiscal Year 1997
          ----------------

          First Fiscal Quarter               1.80 to 1.00
          Second Fiscal Quarter              1.75 to 1.00
          Third Fiscal Quarter               1.70 to 1.00
          Fourth Fiscal Quarter              1.55 to 1.00

          Fiscal Year 1998
          ----------------

          First Fiscal Quarter               1.55 to 1.00
          Second Fiscal Quarter              1.55 to 1.00
          Third Fiscal Quarter               1.50 to 1.00
          Fourth Fiscal Quarter              1.25 to 1.00


          C. Subsection 6.6C of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

                                            Minimum Fixed
          "Fiscal Quarter               Charge Coverage Ratio
          ---------------               ---------------------

          Fiscal Year 1994
          ----------------

          Fourth Fiscal Quarter              0.66 to 1.00

          Fiscal Year 1995
          ----------------

          First Fiscal Quarter               0.42 to 1.00
          Second Fiscal Quarter              0.44 to 1.00
          Third Fiscal Quarter               0.52 to 1.00
          Fourth Fiscal Quarter              0.82 to 1.00

          Fiscal Year 1996
          ----------------

          First Fiscal Quarter               0.82 to 1.00
          Second Fiscal Quarter              0.83 to 1.00
          Third Fiscal Quarter               0.83 to 1.00
          Fourth Fiscal Quarter              0.86 to 1.00

          Fiscal Year 1997
          ----------------

          First Fiscal Quarter               0.91 to 1.00
          Second Fiscal Quarter              0.92 to 1.00
          Third Fiscal Quarter               0.91 to 1.00
          Fourth Fiscal Quarter              0.93 to 1.00

          Fiscal Year 1998
          ----------------

          First Fiscal Quarter              0.92 to 1.00
          Second Fiscal Quarter             0.94 to 1.00
          Third Fiscal Quarter              0.96 to 1.00
          Fourth Fiscal Quarter             1.00 to 1.00


          D. Subsection 6.6D of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

                                             Capital
          "Fiscal Year                  Expenditure Amount
          ------------                  ------------------
             1994                            $17,000,000
             1995                             18,233,000
             1996                             19,767,000
             1997                             18,733,000
             1998                             19,267,000"


          1.3  Amendments to Schedules to Credit Agreement

          The Credit Agreement is hereby amended by adding
Schedule 1.1C attached to this Amendment as Schedule 1.1C to the Credit Agreement.


          Section 2.   LIMITED WAIVER

          The undersigned Lenders, constituting Requisite Lenders, hereby waive compliance with the provisions of subsec-tion 2.5A(ii)(b) of the Credit Agreement to the extent, and only to the extent, that such provisions require a prepayment of the Loans as a result of the receipt by Holdings or any of its Subsidiaries of Cash Proceeds from the sale of Holdings Common Stock to MLCP or its Affiliates contemplated by Section 3(a) of this Amendment.

          Without limiting the generality of the provisions of subsection 10.7 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by Holdings and its Subsidiaries with the provisions of subsection 2.5A(ii)(b) of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to constitute a waiver of compliance by Holdings or its Subsidiaries with respect to (i) subsection 2.5A(ii)(b) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.


          Section 3.   CONDITIONS TO EFFECTIVENESS

          Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:

          (a) Borrower shall have delivered evidence to Agent (which evidence shall be satisfactory in form and substance to Agent) that (i) MLCP and its Affiliates have purchased Holdings Common Stock for a purchase price of not less than $30,000,000 and (ii) the net Cash Proceeds to Holdings from such purchase are not less than $29,700,000; and

          (b) Agent shall have received an aggregate amendment fee equal to the product of (i) .5% multiplied by (ii) the sum of the respective Working Capital Loan Commitments of, and the aggregate outstanding principal amount of Term Loans made by, (in each case measured as of January 15, 1994) each Lender for distribution to each Lender in proportion to such Lender's Pro Rata Share.


          Section 4.     BORROWER'S AND HOLDINGS' REPRESENTATIONS
                         AND WARRANTIES

          In order to induce Agent and Lenders to enter into this Amendment and to amend the Credit Agreement in the mannerprovided herein, each of Borrower and Holdings represents andwarrants to Agent and Lenders that the following statements aretrue, correct and complete:

          A. Corporate Power and Authority. Each of Borrower and Holdings has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery of this Amendment and have been duly authorized by all necessary corporate action on the part of Borrower and Holdings.

          C. No Conflict. The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Collateral Agent), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries.

          D. Governmental Consents. The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and Holdings and are the legally valid and binding obligations of Borrower and Holdings, enforceable against Borrower and Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganiza-tion, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifi-cally relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transac-tions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


          Section 5.  MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other
Loan Documents.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii)The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or Lenders under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.3 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.   Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE
INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO
CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof) shall become effective upon the execution of a counter-part hereof by Borrower, Holdings and Requisite Lenders and receipt by Agent of written or telephonic notification of such execution and authorization of delivery thereof.


               [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                         WHEREHOUSE ENTERTAINMENT, INC.


                         By:        /s/ Scott Young
                                   -------------------------
                         Title:    Chief Executive Officer



                         WEI HOLDINGS, INC.


                         By:       /s/ Scott Young
                                   -------------------------
                         Title:    Chief Executive Officer




                         BANKERS TRUST COMPANY, individually
                         and as Agent


                         By:       /s/ Mary Zadroza
                                   -------------------------
                         Title:    Vice President



                         HELLER FINANCIAL, INC.


                         By:       /s/ Andrew D. Marek
                                   -------------------------
                         Title:    Vice President



                         PRIME INCOME TRUST


                         By:       /s/ Rafael Scolari
                                   -------------------------
                         Title:    Vice President



                         UNITED STATES NATIONAL BANK OF
                         OREGON


                         By:       /s/ Janet Jordan
                                   -------------------------
                         Title:    Vice President

                        SCHEDULE 1.1C

               ESTIMATED RESTRUCTURING CHARGES


NON-CASH DEPRECIATION/AMORTIZATION CHARGES
- ------------------------------------------

RENTAL INVENTORY - VHS
    Write off remaining step-up               $ 1,400

RENTAL INVENTORY - VHS
    Change in depreciation policy             $     0
    Eliminate salvage value                   $ 9,062

RENTAL INVENTORY - VIDEO GAMES
    Change in estimated useful life           $ 2,505

FIXED ASSETS & SOFTWARE
    Write off remaining step-up balance       $ 7,892

BENEFICIAL LEASEHOLD
    Write off remaining step-up balance       $ 7,041

DEFERRED REAL ESTATE & LEGAL
    FEE WRITE-OFF                             $   110

CAPITALIZED SALARIES WRITE-OFF                $   700

MALL STORE SIGN WRITE-OFF                     $   303
                                              --------
    Subtotal Non-Cash                                  $29,013
                                                       --------

EBITDAV DEDUCTIONS
- ------------------

OBSOLETE SUPPLIES WRITE-OFF                   $   600

SALARY CONTINUATION/REORGANIZATION
    TERMINATION                               $   400

REORGANIZATION                                $ 1,800

INVENTORY WRITE DOWN                          $ 5,000
                                              --------
    Subtotal EBITDAV Deductions                        $ 7,800
                                                       --------
    TOTAL RESTRUCTURING CHARGES                        $36,813
                                                       ========